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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97830, 333-29945, 333-64667) of ESS Technology,
Inc. of our report dated January 20, 2000, except as to Note 13, which appears on page 26 of this Form 10-K.

                                          PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 7, 2000